Exhibit 10.16

THE SECURITIES REPRESENTED HEREBY (AND THE SHARES PURCHASABLE UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

FORM OF WARRANT

No. [ ]	Issue Date: [ ]

WARRANT TO PURCHASE COMMON STOCK

OF

JAGUAR ANIMAL HEALTH, INC.

FOR VALUE RECEIVED, JAGUAR ANIMAL HEALTH, INC., a Delaware corporation (the “Company”), hereby grants to [                              ], or registered assigns (“Holder”), the right to purchase from the Company the number of shares of the Common Stock of the Company (the “Warrant Shares”) as may be determined in accordance with Section 2 below, subject to the following terms and conditions.  This Warrant is one of a series of Warrants being issued in connection with the sale of Convertible Promissory Notes (the “Notes”) being sold pursuant to the terms of that certain Note and Warrant Purchase Agreement, dated as of July 8, 2013, among the Company, the Holder and the other Lenders (as therein defined) ( the “Purchase Agreement”).  Any capitalized terms used, but not defined, herein shall have the meaning therefor set forth in the Notes or the Purchase Agreement, as applicable.

1.                                      Term.  Subject to Section 3 below, this Warrant may be exercised, in whole or in part, at any time or from time to time during the period commencing with the initial closing of a First Equity Round Financing and ending with the fifth anniversary of the date of the initial closing of such First Equity Round Financing (the “Exercise Period”); provided, however, that in the event that no First Equity Round Financing occurs on or before the Maturity Date of the Note held by the Holder, this Warrant shall expire as of the close of business on the Maturity Date and be of no further force or effect.

2.                                      Determination of Number of Warrant Shares; Purchase Price.

(a)                                 This Warrant shall be exercisable for a number of shares of Common Stock as is equal to (i) the original, aggregate principal amount of the Note issued to the Holder pursuant to the Purchase Agreement divided by (ii) the Warrant Exercise Price (as defined below).

(b)                                 The exercise price for each share of the Company’s Common Stock purchasable hereunder shall be equal to the lower of (i) seventy-five percent (75%) of the per share purchase price paid by purchasers in the First Equity Round Financing for shares issued and sold in such

First Equity Round Financing, if the aggregate committed gross proceeds from such First Equity Round Financing (whether paid at the initial closing in connection therewith or over two or more tranches) are equal to or in excess of $3,000,000 or (ii) the per share purchase price paid by purchasers in the First Equity Round Financing for shares issued and sold in such First Equity Round Financing if the pre-money valuation for such First Equity Round Financing is equal to or less than $3,000,000 (regardless of the amount of the aggregate committed gross proceeds in such First Equity Round Financing), which exercise price shall thereafter be subject to adjustment as provided under Section 8 below (the “Warrant Exercise Price”).

3.                                      Exercise of Warrant.  The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period, by the surrender of this Warrant at the office of the Company, at its principal office in San Francisco, California (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), accompanied by payment in full, in immediately available funds, of the amount of the aggregate purchase price for the Warrant Shares for which this Warrant is then being exercised; provided, however, that such exercise shall be conditioned upon the requirements of Section 9 below and the Holder meeting the investment suitability requirements set forth in Section 6 below upon exercise and confirming such in writing to the Company in form and substance reasonably satisfactory to the Company.

Subject to Section 9 below, certificate(s) for shares purchased hereunder shall be delivered to the Holder as soon as practicable after the date on which this Warrant shall have been duly exercised as aforesaid.

4.                                      Fractional Interest.  The Company shall not be required to issue any fractional shares on the exercise of this Warrant.

5.                                      Warrant Confers No Rights of Stockholder.  Holder shall not have any rights as a stockholder of the Company with regard to the Warrant Shares prior to actual exercise (and any delays thereunder pursuant to Section 9) resulting in the purchase of the Warrant Shares.

6.                                      Representation.  Neither this Warrant nor the Warrant Shares issuable upon the exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the California Corporate Securities Law of 1968.  Holder acknowledges by acceptance of the Warrant that it has a pre-existing personal or business relationship with the Company, or its executive officers, or by reason of its business or financial experience it has the capacity to protect its own interests in connection with the transaction and it is an accredited investor as defined in Regulation D promulgated under the Securities Act.  Holder agrees that any Warrant Shares issuable upon exercise of this Warrant will not be registered under the Securities Act and applicable state securities laws, and that such Warrant Shares may have to be held indefinitely unless they are subsequently registered or qualified under the Securities Act and applicable state securities laws or an exemption from such registration and qualification is available.  Holder, by acceptance hereof, consents to the placement of the following restrictive legend, or similar legend, on each certificate to be issued to Holder by the Company in connection with the issuance of such Warrant Shares as well as the second legend set forth below (the “Lock-Up Legend”):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME, NOT TO EXCEED ONE HUNDRED EIGHTY (180) DAYS FROM THE EFFECTIVE DATE OF THE COMPANY’S FIRST UNDERWRITTEN PUBLIC OFFERING IN THE UNITED STATES.

7.                                      Stock Fully Paid, Reservation of Shares.  All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.  Subject to Section 9 below, the Company agrees at all times during the Exercise Period to have authorized and reserved, for the exclusive purpose of issuance and delivery upon exercise of this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented hereby.

8.                                      Adjustment of Warrant Price and Number of Shares.  The number and kind of securities purchasable under the exercise of the Warrant, and the Warrant Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a)                                 Reclassification or Merger.  Subject to earlier termination of this Warrant under Section 1 above, in any case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in the par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation, and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance satisfactory to Holder), providing that Holder shall have the right to exercise such new Warrant and, upon such exercise, to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one (1) share of Common Stock.  Such new Warrant shall provide for adjustment that shall be as nearly equivalent as may be practicable to the adjustment provided for in this Section 8.  The provisions of this subsection 8.a.  shall similarly apply to successive reclassifications, changes, mergers and transfers.

(b)                                 Subdivisions or Combinations of Shares.  If the Company at any time during the Exercise Period while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Exercise Price, and the number of shares issuable upon exercise hereof shall be proportionately adjusted.

(c)                                  Stock Dividends.  If the Company at any time during the Exercise Period while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except as a distribution specifically provided for in the foregoing subsections 8.a.  and 8.b.), then (i) the Warrant Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Exercise Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; and (ii) the number of Warrant Shares subject to this Warrant shall be proportionately increased.

(d)                                 No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or except as contemplated in Section 1 above, through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8, and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

(e)                                  Notice of Adjustments.  Whenever during the Exercise Period the number or kind of Warrant or the Warrant Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days after such adjustment deliver a certificate signed by its Chief Financial Officer to Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Exercise Price, after giving effect to such adjustment.  The form of this Warrant need not be changed because of any adjustment in the price or number of Warrant Shares purchasable upon the exercise of this Warrant.  A Warrant issued in replacement may continue to express the same number of Warrant Shares as are provided for under this Warrant as initially issued, and that number of shares shall be considered to have been so changed at the close of business on the date of adjustment.

9.                                      Public Offering Lock-Up/Exercise Delay.  In connection with the first underwritten registration of the Company’s securities in the United States, the Holder agrees, upon the request of the Company and the underwriters managing such underwritten offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Warrant Shares (other than those included in the registration) in the United States without the prior written consent of the Company and such underwriters, as the case may be, for such period of time (the “Lock-Up Period”), not to exceed one hundred eighty (180) days, from the effective date of such registration as the underwriters may specify.  The Company and underwriters may request such additional written agreements in furtherance of such standoff in the form reasonably satisfactory to the Company and such underwriter.  The Company may also impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said one hundred eighty (180) day period.  For the avoidance of doubt, this Section 9 is not intended to restrict Holder’s ability to transfer the Warrant Shares outside the United States pursuant to Regulation S promulgated under the

Securities Act.  It is the parties’ understanding that the provisions of the Securities Act will not ordinarily restrict the Holder’s ability to transfer the Warrant Shares outside the United States pursuant to Regulation S promulgated under the Securities Act.

10.                               Assignment.  With respect to any offer, sale or other disposition of this Warrant or any underlying securities, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder’s counsel reasonably acceptable to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any applicable federal or state law then in effect).  Furthermore, no such transfer shall be made unless the transferee meets the same investor suitability standards set forth in Section 6 of this Warrant with respect to being an “accredited investor” and such transferee acquires all of the Warrant Shares then exercisable hereunder.  Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such Holder that such Holder may sell or otherwise dispose of this Warrant or the underlying securities, as the case may be, all in accordance with the terms of the written notice delivered to the Company.  Each Warrant thus transferred shall bear the same legends appearing on this Warrant, and underlying securities thus transferred shall bear the legends required by Section 6.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.  Warrants and underlying securities issued upon transfers after the expiration date of the Lock-Up Period shall be issued without the Lock-Up Legend.

11.                               Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, Holder (or any permitted transferee in accordance with Section 10 above) shall execute a lost securities bond, in a form reasonably satisfactory to the Company.  When the Company has received such lost securities bond, executed and dated by the Holder (or by a permitted transferee), and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.  Upon issuance by the Company of a new Warrant to the Holder (or to a permitted transferee), this original Warrant shall have no value and shall be of no further force and effect; and, the Company shall have no liability to any bearer of this original Warrant.

12.                               Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any choice of law principles, and without regard to the domicile of the Holder or any transferee.

13.                               Descriptive Headings.  The headings used herein are descriptive only and for the convenience of identifying provisions, and are not determinative of the meaning or effect of any such provisions.

14.                               Notices.  All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed duly given if given in the manner provided in the Purchase Agreement to the address specified therein or to such other address that the Company or the Holder may specify pursuant to the terms thereof.

15.                               Facsimile; Counterparts.  This Warrant may be executed by the Company in facsimile form and, upon delivery of a faxed signature or a scanned signature in PDF format, if identified, legible and complete, such faxed or scanned executed copy of this Warrant to the Holder, this Warrant shall be binding upon and enforceable against the Company in accordance with its terms.  This Warrant may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed to be one and the same Warrant.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE OF WARRANT TO PURCHASE COMMON STOCK

OF

JAGUAR ANIMAL HEALTH, INC.

Dated:	JAGUAR ANIMAL HEALTH, INC.

By:
Lisa A. Conte
Chief Executive Officer

Dated:	HOLDER

By:
Signature

Print Name and Title

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